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                                  EXHIBIT 10.1

                            ASSET PURCHASE AGREEMENT





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         THIS AGREEMENT is made and entered into this 5 day of January, 1996, by and between METROPOLITAN HEALTHCARE, INC. ("Seller"), a Georgia Corporation, and AMERICAN HEALTHCHOICE, INC. ("Purchaser"), a New York Corporation.

                              W I T N E S S E T H

         WHEREAS, Seller's business (the "Business") includes, without limitation, the operation of several primary care medical practices in the State of Georgia (collectively, the "Practices");

         WHEREAS, Seller filed a Voluntary Chapter 11 Bankruptcy Petition on November 1, 1995 (the "Petition Date") in the United States Bankruptcy Court for the Northern District of Georgia, Atlanta Division (the "Bankruptcy Court"), being Case No. A95-75348-JB (the "Bankruptcy Case"); and

         WHEREAS, Seller desires to transfer, sell and assign to Purchaser, and Purchaser desires to purchase, acquire and assume from Seller, upon the terms and conditions contained herein, certain of the assets and liabilities relating to the Business.

         NOW, THEREFORE, FOR AND IN CONSIDERATION of the premises, mutual covenants, promises and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser do hereby agree as follows:

                                1.  DEFINITIONS

         As used in this Agreement, the Terms set forth below shall have the following meanings:

1.1 "Agreement" shall mean all or any part of this Agreement, including all exhibits or any instrument or document made or delivered in connection with this Agreement.
1.2 "Assumed Contracts" shall mean and includes only those leasehold interests and executory contracts set forth in Exhibit "A" attached to this Agreement and incorporated herein by this reference.





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1.3      "Assumed Trade Liabilities" shall mean and includes only those debts, claims, expenses and other liabilities set forth on Exhibit "B" attached to this Agreement and incorporated herein by this reference.

1.4 "Assumed Notes" shall mean and includes only those certain promissory notes set forth on Exhibit "C" attached to this Agreement and incorporated herein by reference.

1.5 "Bankruptcy Court Approval" shall mean entry of a final and non-appealable order(s) of the Bankruptcy Court

         (a) authorizing Seller to enter into this Agreement and consummate the transactions contemplated by this Agreement, including without limitation assignment of the Assumed Contracts to Purchaser;

         (b) finding that the Purchaser is a purchaser "in good faith," within the meaning of 11 U.S.C. Section 363(m);

         (c) providing that, except as expressly provided in this Agreement, Purchaser shall have no liability for any debts of or claims against Seller or any of its employees, agents, representatives, shareholders, officers, or directors; and

         (d) providing that said order and this Agreement shall (i) survive entry of any order dismissing the Bankruptcy Case, or converting the Bankruptcy Case to Chapter 7 and (ii) shall be binding on any successor Chapter 11 or Chapter 7 Trustee.

1.6 "Business Premises" shall mean the leasehold premises under the real estate leases which are set forth in Exhibit "A" attached to this Agreement and which constitute Assumed Contracts.

1.7 "Closing" shall mean the consummation of the sale by Seller and purchase by Purchaser of the Sales Assets as contemplated by this Agreement and the assumption by Purchaser of the Assumed Contracts and the Assumed Liabilities.





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1.8      "Closing Date" shall mean the date on which the Closing shall take place as determined under Section 5 of this Agreement.

1.9 "Physician Secured Creditors" shall mean the following persons who assert security interest in and to assets of the Purchased Practices:
         (a) Joseph A. Blissit, M.D.; (b) Stephen Palte, M.D. and/or Internal Medicine Associates at Windy Hill, P.C., jointly and severally;
         (c) M. Thomas Bailey, Jr., M.D., and/or M. Thomas Bailey, Jr., M.D., P.C., jointly and severally; and (d) William A. Futch, M.D.

1.10 "Post-Petition Trade Liabilities" shall mean all debts, claims, expenses and liabilities incurred by Seller or any Physician Secured Creditor in connection with the conduct of business at the Purchased Practices on and after the Petition Date.

1.11 "Purchase Price" shall mean the Purchase Price specified in Section 3 of this Agreement.

1.12 "Purchaser" shall mean American Healthchoice, Inc. ("AHC"), a Delaware corporation, or any transferee or assignee to whom AHC shall have transferred or assigned its interests in and to this Agreement.

1.13 "Purchased Practices" shall mean the following Practices, collectively, which are or were formerly operated by or on behalf of
         Seller: (a) Internal Medicine Associates at Northside, Suite 205, 960 Johnson Ferry Road, Atlanta, Georgia, 30342 (the "Northside/Bailey Practice"); (b) Internal Medicine Associates at Windy Hill, Suite 220, 2550 Windy Hill Road, Marietta, Georgia, 30067 (the "Windy Hill Practice"); (c) Family Medicine, 175 Decatur Road, Suite B, McDonough, Georgia, 30253 (the "McDonough Practice"); (d) Family Care of Conyers, 1080 Green Street, SW, Conyers, Georgia, 30207 (the "Conyers Practice"); and (e) Woodlawn Urgent Care Center, 1121 Johnson Ferry Road, Suite 100, Marietta, Georgia, 30068 (the "Woodlawn Practice").





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1.14     "Sales Assets" shall mean all assets, properties, and rights of Seller specifically described in Exhibit "C" attached hereto and incorporated herein by this reference.

1.15 "Seller" shall mean Metropolitan Healthcare, Inc., Debtor and Debtor-In-Possession in the Bankruptcy Case.

                      2.  SALE AND PURCHASE OF ASSETS; ASSUMPTION OF LIABILITIES

2.1 Assets To Be Conveyed. Subject to the terms and conditions set forth herein, Seller hereby agrees to convey, transfer and assign to Purchaser, and Purchaser hereby agrees to purchase and acquire from Seller, all of Seller's right, title and interest in and to the Sales Assets, on the Closing Date, or at such time as otherwise herein provided, in an "As-Is, Where-Is" condition.

2.2 Assumed Contracts. On the Closing Date, Seller shall assign to Purchaser, and Purchaser shall assume and agree to perform when due Seller's obligations under, the Assumed Contracts. Other than amounts necessary to cure unpaid obligations under the Assumed Contracts and future obligations arising under the Assumed Contracts, Purchaser shall not assume any liabilities, obligations, indebtedness, or commitments of Seller whatsoever, whether absolute, contingent, known or unknown, except as expressly provided in this Agreement.

2.3 Assumed Trade Liabilities. On the Closing Date, Purchaser agrees to assume and pay the Assumed Trade Liabilities as follows:

         (a) Assumed Trade Liabilities as to which any Physician Secured Creditor has personal liability will be paid in cash at Closing; and

         (b) All remaining Assumed Trade Liabilities will be settled and paid as follows:

                 (i) in full by fifteen equal monthly payments, with the first payment to be made on or before the first day of the month immediately following the month in which the Closing occurs, and each remaining payment to be made on or before the first day of each of the next succeeding fourteen months; or





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                 (ii)     on such other terms as may be agreed upon between
                          Purchaser and any particular creditors.

2.4 Post-Petition Trade Liabilities. Purchasee agrees to pay all Post-Petition Trade Liabilities in full on or before the later of:

         (a)     the Closing Date; or

         (b)     the applicable due date.

2.5      Promissory Notes.  On the Closing Date, Purchaser will:

         (a) assume all Assumed Notes and cure any amounts of interest and principal which are due but unpaid on the Assumed Notes; and,

         (b) deliver to Patrick A. Smith, M.D. ("Dr. Smith") a promissory note made by Purchaser in favor of Dr. Smith in the principal amount of $65,000.00 bearing interest at eight percent (8%) a.p.r. and amortized by monthly payments over forty-eight (48) months, with the first monthly payment due on or before the 90th day following the Closing Date (the "Smith Note"). The Smith Note shall be offered to Dr. Smith as a credit in the amount of $65,000.00 to the outstanding principal balance owed on the promissory note dated June 7, 1995, made by Seller in favor of Dr. Smith in the original principal amount of $150,000.00. Purchaser shall have no liability or obligation to Dr. Smith except for that arising under the Smith Note to be delivered at Closing.

2.6 Legal Expenses. On or before thirty (30) days after the Closing, each Physician Secured Creditor will be paid by Purchaser up to $5,000.00 as reimbursement for any legal expenses incurred in connection with the Bankruptcy Case.

                               3.  PURCHASE PRICE

3.1 Purchase Price. Subject to the terms and conditions contained herein, in addition to those liabilities being assumed by and other consideration being provided by Purchaser hereunder,





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         Purchaser agrees to pay an aggregate total amount of
         One-Hundred-Seven-Thousand, Two-Hundred Fifteen Dollars ($107,215.00) (the "Purchase Price") for the Sales Assets. The Purchase Price shall be paid as follows:

         (a) Twenty-Five-Thousand Dollars ($25,000.00) in cash or by certified check shall be paid at Closing;

         (b) The remaining balance of the Purchase Price, Eighty-Two-Thousand, Two-Hundred Fifteen Dollars ($82,215.00), shall be paid pursuant to a promissory note to be delivered at Closing (the "Seller Note"). The Seller Note shall be in the principal amount of Eighty-Two-Thousand, Two-Hundred Fifteen Dollars ($82,215.00) and will not bear interest. The Seller Note will provide for equal monthly payments of Five-Thousand, Four-Hundred, Eighty-One Dollars ($5,481.00), based on a fifteen (15) month amortization schedule. The first monthly payment shall be due on the 30th day following the Closing Date, and payments will continue on the like day of each succeeding month thereafter for the next fourteen (14) months.

                                  4.  SECURITY

         The obligations arising under the Seller Note shall be secured by a first priority security interest in and to common stock of Purchaser having a fair market value of at least $85,000.00 based on the trading price as of the Closing Date. Purchaser shall execute such documents and instruments and take such actions as may be reasonably requested by Seller to create and perfect such interest.

                5.  CLOSING; POSSESSION; TERMINATION AND DEFAULT

5.1 Closing Date. Upon the terms and subject to the conditions and exceptions contained herein, the Closing of the transactions contemplated herein shall take place within thirty (30) days of Bankruptcy Court Approval, or as soon thereafter as the parties hereto shall mutually agree (the "Closing Date").





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5.2      Execution And Delivery By Seller.  To effect the transfers of all of the Sales Assets in accordance with this Agreement, Seller shall, at the Closing, execute and deliver to Purchaser:

         (a) A Bill Of Sale in the form attached hereto as Exhibit "D" and incorporated herein by this reference, an Assignment and Assumption Agreement in the form attached hereto as Exhibit "E" and incorporated herein by this reference, and such other good and sufficient instruments of transfer and conveyance as shall be necessary to vest in Purchaser good and marketable titles to the Sales Assets, free and clear of any claims, liens, encumbrances, security interests, mortgages, and restrictions (all such existing claims, liens, encumbrances, security interests, mortgages, and restrictions to be discharged prior to or at Closing) except for (i) liens for taxes the payment of which are not yet due, or which, if due, are not yet delinquent and (ii) liens or security interests in favor of Physician Secured Creditors.

         (b)     all books and records of and relating to the Purchased
                 Practices; and

         (c) all keys, lock and safe combinations and other similar items as Purchaser shall reasonably require to obtain full occupation, possession and control of all of the Purchased Practices.

5.3 Delivery By Purchaser. Purchaser shall, at Closing, execute and deliver the Assignment and Assumption Agreement (and such other documents as may be reasonably requested by Seller to evidence Purchaser's assumption of liabilities as provided in this Agreement) and deliver the Purchase Price as set forth in Section 3.

5.4 Risk Of Loss. Seller shall make available all of the Sales Assets for delivery to Purchaser "As Is" at the time of the Closing, and title to and risk of loss of the Sales Asset shall pass to Purchaser concurrently with the Closing.





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5.5      Termination.  Unless extended in writing by the parties hereto, this
         Agreement shall terminate and be of no force or effect if the Closing has not occurred on or before February 29, 1996.

                               6.  AS IS TRANSFER

         Seller makes no warranties or representations to Purchaser concerning the Sales Assets or otherwise than as specifically contained herein. Purchaser shall accept the same at Closing, in an "As Is, Where Is" condition. Purchaser has conducted or will conduct its own due diligence examination of the business and Sales Assets and relies solely thereon for consummation of the transactions contemplated herein.

                  7.  REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Purchaser as follows:

7.1 Authority. Seller is incorporated and duly organized, validly existing, and in good standing under the laws of the State of Georgia, and has requisite power and authority to own the Sales Assets, to enter into this Agreement and transfer the Sales Assets to Purchaser upon the terms and conditions stated herein. Notwithstanding anything contained herein to the contrary, however, the parties hereto acknowledge and agree that Seller must obtain the Bankruptcy Court Approval prior to consummating the transactions contemplated herein.

7.2 Title To Assets. As of the Closing Date, subject to Bankruptcy Court Approval, Seller shall have full legal power and the right and authority to sell and convey to Purchaser, good and marketable title to the Sales Assets, free and clear of all liens, mortgages, and security interests, charges, encumbrances, pledges, causes of action, and claims known, contingent, or unknown, with all valid liens and encumbrances to attach to the sales proceeds.

7.3 Further Actions. Seller has or will take all actions reasonably necessary to effectuate the transactions contemplated by this Agreement.





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                8.  REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser represents and warrants to Seller as follows:

8.1 Binding Nature. This Agreement, when executed, will constitute the valid obligation of Purchaser, legally binding upon Purchaser and enforceable against Purchaser in accordance with these terms.

8.2 Authority. Purchaser has taken all necessary corporate action to authorize the execution, delivery, and performance of this agreement and Purchaser has the power to make, deliver and perform under this Agreement.

8.3 Authority Of Officers. The undersigned officers of Purchaser are duly authorized and empowered to execute and attest this Agreement for and on behalf of Purchaser.

              9.  CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS

         Notwithstanding any other provisions of this Agreement, the obligations of Purchaser hereunder are, at the option of Purchaser, subject to and contingent upon compliance with, on or before the Closing Date, each of the following conditions precedent:

9.1 Licenses. Purchaser must be able to obtain all necessary licenses, permits and Certificates of Occupancy, and any other authorizations necessary in order to operate the Purchased Practices.

9.2 Delivery Of Possession. At Closing, Seller must deliver possession of all Sales Assets to Purchaser.

9.3 Due Diligence. Purchaser must have completed its due diligence to the satisfaction of Purchaser in its sole discretion, including without limitation reconciliation of all collections and expenditures by Physician Secured Creditors at the Purchased Practices and confirmation that malpractice and other appropriate insurance coverage with respect to the Purchased Practices is current and in full force and effect. If Purchaser has not notified Seller in writing on or before February 10, 1996, that this Section 9.3 has been satisfied, then this Agreement shall be null and void.





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9.4      Bankruptcy Court Approval.  Seller shall have obtained Bankruptcy
         Court Approval.

9.5 Insurance. On or before the Closing Date, Seller shall have determined to its sole satisfaction that sufficient professional liability insurance coverage exists or is available with respect to physicians it expects to employ at the Purchased Practices.

9.6 Restatement Of Representations And Warranties And Performance Of Pre-Closing Undertakings. The representation and warranties of Seller contained in this Agreement or otherwise made in writing in connection with the transactions contemplated by this Agreement shall be true in all material respects on and as of the Closing Date with the same effect (except as to transactions contemplated herein) such representations and warranties had been made on and as of such date, and each and all of the agreements, undertakings, and conditions to be performed or observed by Seller on or before the Closing Date pursuant to the terms hereof shall have been duly performed or observed and there shall be delivered to the Purchaser at the Closing a certificate to that effect dated the Closing Date and executed by Seller.

               10.  CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS

         Notwithstanding any other provisions of this Agreement, the obligations of Seller hereunder are, at the option of Seller, subject to and contingent upon compliance with, on or before the Closing Date, each of the following conditions precedent:

10.1 Bankruptcy Court Approval. Seller shall have obtained Bankruptcy Court Approval.

10.2 Compliance By Purchaser. Timely compliance by Purchaser with all of the terms and conditions of this Agreement, including, but not limited to, payment of the Purchase Price.

10.3 Further Agreements. Purchaser and Seller shall have reached agreement concerning what, if any, capital stock or stock purchase options in Purchaser will be granted to Physician Secured Creditors, other creditors and/or shareholders of Seller.





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10.4     Restatement Of Representations And Warranties And Performance Of
         Pre-Closing Undertakings. The representations and warranties of Purchaser contained in this Agreement or otherwise made in writing in connection with the transactions contemplated by this Agreement shall be true in all material respects on and as of the Closing Date with the same effect (except as to transactions contemplated herein) as though such representations and warranties had been made on and as of such date, in each and all of the agreements, undertakings, and conditions to be performed or observed by Buyer on or before the Closing Date pursuant to the terms hereof shall have been duly performed or observed, and there shall be delivered to Seller at the Closing a certificate to that effect dated the Closing Date and executed by Purchaser.

                               11.  MISCELLANEOUS

11.1 Access. Seller agrees to give Purchaser and its representatives full access at all reasonable times to the books, records, information and property of or relating to the assets and the business, as well as personnel of the business, in order for Purchaser to conduct its due diligence.

11.2 Commencement of Due Diligence. Upon execution of this Agreement, Purchaser shall be entitled to commence its due diligence investigation of Seller, the Purchased Practices, Sales Assets and any liabilities being assumed hereunder, as contemplated in Section 9.3 above, and Seller shall cooperate fully with Purchaser in that regard.

11.3 Choice Of Law. This Agreement shall be governed by, construed, and interpreted according to the laws of the State of Georgia.

11.4 Notices. All notices given by any party to any other party shall be given by Certified Mail or postage pre-paid, Return Receipt Requested, and addressed as follows:

         In the case of Seller, at

                         Metropolitan HealthCare, Inc.
                       570 Colonial Park Drive, Suite 305
                               Roswell, GA  30075





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                 with a copy to

                           J. Robert Williamson, Esq.
                             Scroggins & Williamson
                       Suite 750, 3343 Peachtree Road, NE
                               Atlanta, GA  30326

                 or in the case of Purchaser, at

                          American HealthChoice, Inc.
                        1300 Walnut Hill Lane, Suite 275
                               Irving, TX  75038

                 with a copy to

                            Michael Lamberth, Esq.
                 Lamberth, Bonapfel, Cifelli, Willson & Stokes
                      3343 Peachtree Road, N.E., Suite 550
                               Atlanta, GA  30326

11.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which will constitute an original but all together which shall constitute a single document.

11.6 Entire Agreement. This Agreement contains the entire agreement of the parties hereto and no representation, warranty, covenant or agreement not embodied herein, or oral or otherwise, shall be of any force or effect.

11.7 Severability. In the event any part or parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

11.8 Headings. The headings or titles of the paragraphs, subsections or articles of this Agreement are for convenience only and are not part of this Agreement and shall not be used as an aid in the construction of any provision thereof.





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11.9     Assignability.  Purchaser shall have the right without consent or notice to assign its interest in and to the Agreement to any entity in which Purchaser has a controlling interest. Purchaser shall have the right to assign its interest in and to the Agreement to any other person or entity only upon express written consent of Seller, which consent shall not be unreasonably withheld; provided, however, that in the event Seller refuses to consent to a proposed assignment by Purchaser, Purchaser may at its sole discretion elect to terminate this Agreement, in which case neither Seller nor Purchaser shall have any obligation under this Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

11.10 Limitation of Liabilities. Except as expressly provided in this Agreement, Purchaser shall have no liability for any debts of or claims against the Seller or any of its employees, agents, officers, representatives, shareholders, or directors, including without limitation liability for malpractice claims arising from acts or omissions occurring on or before the Closing Date which are not covered by any professional liability insurance policy to be transferred to, assumed by or acquired by Purchaser on or before the Closing.

11.11 Survival Of Warranties. The representations, warranties, covenants and agreements of Seller and Purchaser contained herein shall survive the Closing Date without limitation indefinitely.

11.12 Attorneys' Fees. In the event either party hereto is required to bring any action or proceeding to enforce any provision of this Agreement, the prevailing party shall be





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         entitled to recover the reasonable costs and expenses incurred by it in connection with that action or proceeding, including but not limited to, attorneys' fees.

         IN WITNESS WHEREOF, Seller and Purchaser have caused this Agreement to be duly executed and delivered this the 5th day of January, 1996.


                                       SELLER



                                       METROPOLITAN HEALTHCARE, INC.,
                                       a Georgia Corporation





                                       By: /s/ Douglas A. Vandiford
                                          --------------------------------
                                       Its: Chairman
                                           -------------------------------




                                       PURCHASER



                                       AMERICAN HEALTHCHOICE, INC.,
                                       a New York Corporation





                                       By: /s/ Michael Dare
                                          --------------------------------
                                       Its: Vice President Operations
                                           -------------------------------




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                                  EXHIBIT "A"



                           LIST OF ASSUMED CONTRACTS



         The Assumed Contracts shall consist of all the Seller's right, title and interest in and to the following real estate leases, contracts and all amendments, modifications, assignments, or other agreements relating thereto:

Real Estate Leases

1. Lease between Woodlawn Commons Medical & Dental Associates ("WCMDA") and Metropolitan HealthCare, Inc. dated August 15, 1994, for premises located at 1121 Johnson Ferry Road, Suite 100, Marietta, Georgia, 30067 (as modified by separate agreement reached between Purchaser and WCMDA);

2. Sublease Agreement between Cobb County/Kennestone Hospital Authority and Internal Medicine Associates at Windy Hill, P.C. dated August 13, 1992, as assigned to Metropolitan HealthCare, Inc. by Lease Assignment dated June 14, 1994, for premises located at 2550 Windy Hill Road, Suite 220, Marietta, Georgia, 30067;

3. Lease Agreement between Hospital Authority of Fulton County and M. Thomas Bailey, Jr., M.D., P.C. dated July 23, 1991, as assigned to Metropolitan HealthCare, Inc. by Lease Assignment dated January 13, 1995, for premises located at 960 Johnson Ferry Road, NE, Suite 205, Atlanta, Georgia, 30342;

4. Professional Office Lease Agreement between William A. Futch, M.D. and Metropolitan HealthCare, Inc. dated January 26, 1995, for premises located at 1080 Green Street, SW, Conyers, Georgia, 30207

5. Professional Office Lease Agreement between Blissit and Fowler and Michael D. Jones, M.D. dated March 7, 1992, as assigned to Metropolitan HealthCare, Inc. by Lease Assignment dated March 3, 1994, for premises located at 175 Decatur Road, Suite B, McDonough, Georgia, 30253.



Equipment Leases

1. Lease between Copelco Capital and Metropolitan HealthCare, Inc. for medical equipment located at Conyers, McDonough and Windy Hill Practices;

2. Lease between Bankers Leasing and Metropolitan HealthCare for medical equipment located at Woodlawn Urgent Care facility;

3. Agreement as of June 14, 1994, between Metropolitan HealthCare, Inc. and Internal Medicine Associates at Windy Hill, P.C. and Stephen Palte, M.D. for leased office/ medical furniture and equipment for 48 monthly payments in the amount of $878.87 per month, with option to purchase.



Physician Agreements

1. Provider Agreement by and between Metropolitan HealthCare, Inc. and William A. Futch, M.D. dated January 26, 1995;

2. Restrictive Covenant by and between William A. Futch, M.D. and Metropolitan HealthCare, Inc. dated January 26, 1995;

3. Provider Agreement by and between Metropolitan HealthCare, Inc. and M. Thomas Bailey, Jr., M.D. dated January 13, 1995;

4. Restrictive Covenant by and between M. Thomas Bailey, Jr., M.D. and Metropolitan HealthCare, Inc. dated January 13, 1995;





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
5. Provider Agreement by and between Michael D. Jones, M.D. and Joseph A. Blissit, M.D. dated March 7, 1992, and assigned to Metropolitan HealthCare, Inc. pursuant to Asset Purchase Agreement dated March 3, 1994;

6. Restrictive Covenant by and between Joseph A. Blissit, M.D. and Michael D. Jones, M.D. dated March 7, 1992, and subsequently assigned to Metropolitan HealthCare, Inc. pursuant to Asset Purchase Agreement dated March 3, 1994;

7. Provider Agreement by and between Metropolitan HealthCare, Inc. and Stephen Palte, M.D. dated June 14, 1994;

8. Restrictive Covenant by and between Stephen Palte, M.D. and Metropolitan HealthCare, Inc. dated June 14, 1994.





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                                  EXHIBIT "B"

                       LIST OF ASSUMED TRADE LIABILITIES

         The Assumed Trade Liabilities shall consist of only the following debts, claims, expenses and liabilities:

         All debts listed on Attachment "1" attached hereto and incorporated herein by reference.

                                  EXHIBIT "C"

                             LIST OF ASSUMED NOTES

1. Promissory Note dated January 13, 1995, made by Metropolitan HealthCare, Inc. in favor of M. Thomas Bailey, Jr., M.D., P.C. and M. Thomas Bailey, Jr., M.D. in the original principal amount of $227,600.00;

2. Promissory Note dated January 26, 1995, made by Metropolitan HealthCare, Inc. in favor of William A. Futch, M.D. in the original principal amount of $522,500.00;

3. Promissory Note dated June 14, 1994, made by Metropolitan HealthCare, Inc. in favor of Internal Medicine Associates at Windy Hill, P.C. and Stephen Palte, M.D. in the original principal amount of $213,000.00;

4. Promissory Note dated March 3, 1994, made by Metropolitan HealthCare, Inc. in favor of Michael D. Jones, M.D., in the original principal amount of $167,959.59, whereby MHI agreed to pay jointly to the holder and Henry General Hospital the original principal amount of $60,000.00 and MHI agreed to pay jointly to the holder and Joseph A. Blissit, M.D. the original principal amount of $107,959.59;

5. Promissory Note with Cobb American Bank dated on or about July 18, 1994, made by Metropolitan HealthCare, Inc. in favor of Cobb American Bank in the original principal amount of $170,000.00;

                                  EXHIBIT "D"

                            SCHEDULE OF SALES ASSETS

         The Sales Assets shall consist of all assets, properties and rights relating primarily to Seller's conduct of its Business at (a) Internal Medicine Associates at Northside, Suite 205, 960 Johnson Ferry Road, Atlanta, Georgia, 30342 (the "Northside/Bailey Practice"); (b) Internal Medicine Associates at Windy Hill, Suite 220, 2550 Windy Hill Road, Marietta, Georgia, 30067 (the "Windy Hill Practice"); (c) Family Medicine, 175 Decatur Road, Suite B, McDonough, Georgia, 30253 (the "McDonough Practice"); and (d) Family Care of Conyers, 1080 Green Street, SW, Conyers, Georgia, 30207 (the "Conyers Practice") (hereafter, the "Purchased Practices"). Without limiting the generality of the foregoing, the Sales Assets shall include all the Seller's right, title and interest in and to, as of the Closing Date, the following assets which are used primarily in, or which arise from, the conduct of the
Business:

1. All machinery, clinical equipment, clinical and office supplies, signage, inventory held for sale or as security, office equipment, lab equipment, fixtures, furniture, and other personal property items located at the Purchased Practices (collectively, "Personal Property");

2.       The Assumed Contracts listed on Exhibit "C" hereto;

3. All owned intellectual property, including, without limitation, all trade secrets, know-how, inventions, patents, trademarks and service marks (and all applications therefor) and the goodwill associated therewith, trade names, computer software developed by Seller and other proprietary information and rights, and, to the extent assignable, all licensed intellectual property (collectively, the "Proprietary Rights");

4. All account receivables and other receivables arising from services rendered by or goods sold at or on behalf of the Purchased Practices (collectively, the "Receivables");

5. To the extent assignable, all rights under the executory contracts, personal property leases, purchase and sale orders and other commitments of the Seller as of the Closing Date and which were entered into by Seller in the ordinary course of the Business at the Purchased Practices (collectively, the "Contract Rights");

6. All insurance policies, catalogs, brochures, patient lists and records, files, all books and records, including, without limitation, all financial, operating, personnel, accounting and legal records, all telephone numbers and any related yellow page ads; and,

7. All cash, cash equivalents, notes, instruments, documents of title, deposits and security deposits.

         Less and except the following items located at the McDonough Practice:

         1.      Mobile instrument carriage with shelves and drawers (tag #6)

         2.      View box (tag #10)

         3.      Exam table (tag #29)

         4.      Mobile castle operating room light (tag #34)

         5.      Microwave (tag #38)

                                  EXHIBIT "E"

                                  BILL OF SALE

STATE OF GEORGIA
COUNTY OF FULTON

         KNOW ALL MEN BY THESE PRESENTS, that the maker of this instrument (hereinafter the "Maker"), METROPOLITAN HEALTHCARE, INC., a Georgia corporation, for and in consideration of the sum of Ten Dollars ($10.00) in hand paid, at and before the delivery of these presents, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, has granted, bargained, sold, transferred, conveyed and delivered, and by these presents does grant, bargain, sell, transfer, convey and deliver unto AMERICAN HEALTHCHOICE, INC. (hereinafter the "Vendee"), the property (hereinafter the "Sales Assets") more particularly described in Attachment "A" attached hereto and incorporated herein by this reference.

         TO HAVE AND TO HOLD the Sales Assets unto the Vendee and its successors and assigns, to have only proper use, benefit and behoof forever.

         IN WITNESS WHEREOF, the Maker has hereunto set its hand and seal this _____ day of _______________, 1995.


                                       "MAKER"

                                       METROPOLITAN HEALTHCARE, INC.





                                       ____________________________________
                                       By:_________________________________
                                       Title:_______________________________

                                                                          [SEAL]



Sworn to and subscribed
before me this _____ day
of _______________, 1995.

__________________________________
Notary Public

My Commission Expires:____

                                 ATTACHMENT "A"

                            SCHEDULE OF SALES ASSETS

         The Sales Assets shall consist of all assets, properties and rights relating primarily to Seller's conduct of its Business at the Purchased Practices. Without limiting the generality of the foregoing, the Sales Assets shall include all the Seller's right, title and interest in and to, as of the Closing Date, the following assets which are used primarily in, or which arise from, the conduct of the Business:

1. All machinery, clinical equipment, clinical and office supplies, signage, inventory held for sale or as security, office equipment, lab equipment, fixtures, furniture, and other personal property items located at the Purchased Practices (collectively, "Personal Property");

2.       The Assumed Contracts listed on Exhibit "A" to the Agreement;

3. All owned intellectual property, including, without limitation, all trade secrets, know-how, inventions, patents, trademarks and service marks (and all applications therefor) and the goodwill associated therewith, trade names, computer software developed by Seller and other proprietary information and rights, and, to the extent assignable, all licensed intellectual property (collectively, the "Proprietary Rights");

4. All account receivables and other receivables arising from services rendered by or goods sold at or on behalf of the Purchased Practices (collectively, the "Receivables");

5. To the extent assignable, all rights under the executory contracts, personal property leases, purchase and sale orders and other commitments of the Seller as of the Closing Date and which were entered into by Seller in the ordinary course of the Business at the Purchased Practices (collectively, the "Contract Rights");

6. All insurance policies, catalogs, brochures, patient lists and records, files, all books and records, including, without limitation, all financial, operating, personnel, accounting and legal records, all telephone numbers and any related yellow page ads; and,

7. All cash, cash equivalents, notes, instruments, documents of title, deposits and security deposits.

                                  EXHIBIT "F"

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, METROPOLITAN HEALTHCARE, INC., a Georgia corporation ("Assignor"), hereby assigns to AMERICAN HEALTHCHOICE, INC., a Delaware corporation ("Assignee"), all of its right, title, interest, benefits and obligations in, to and under the leases and other agreements which are set forth in Attachment "A" attached hereto and incorporated herein by this reference (collectively, the "Assumed Contracts").

         Assignor represents and warrants to Assignee that the Assumed Contracts are in full force and effect, that they have not been amended or modified except as set forth in Attachment "A," and that Assignor is authorized to assign the Assumed Contracts to Assignee by order(s) of the United States Bankruptcy Court for the Northern District of Georgia, Atlanta Division, in a Chapter 11 bankruptcy case styled In re Metropolitan HealthCare, Inc., Case No. 95-75348-JB.

         Subject to and in consideration of the foregoing, Assignee hereby agrees to assume the duty to perform all of the future obligations of Assignor under the Assumed Contracts.

         IN WITNESS WHEREOF, the undersigned have executed this Assignment this _______ day of ____________________, 1995.


                                       "ASSIGNOR"
                                       METROPOLITAN HEALTHCARE, INC.





                                       ____________________________________
                                       By:_________________________________
                                       Title:_______________________________





                                       "ASSIGNEE"
                                       AMERICAN HEALTHCHOICE, INC.




                                       ____________________________________
                                       By:_________________________________
                                       Title:_______________________________

                                 ATTACHMENT "A"

                           LIST OF ASSUMED CONTRACTS

         The Assumed Contracts shall consist of all the Seller's right, title and interest in and to the following real estate leases, contracts and all amendments, modifications, assignments, or other agreements relating thereto:

Real Estate Leases

1. Lease between Woodlawn Commons Medical & Dental Associates ("WCMDA") and Metropolitan HealthCare, Inc. dated August 15, 1994, for premises located at 1121 Johnson Ferry Road, Suite 100, Marietta, Georgia, 30067 (as modified by separate agreement reached between Purchaser and WCMDA);

2. Sublease Agreement between Cobb County/Kennestone Hospital Authority and Internal Medicine Associates at Windy Hill, P.C. dated August 13, 1992, as assigned to Metropolitan HealthCare, Inc. by Lease Assignment dated June 14, 1994, for premises located at 2550 Windy Hill Road, Suite 220, Marietta, Georgia, 30067;

3. Lease Agreement between Hospital Authority of Fulton County and M. Thomas Bailey, Jr., M.D., P.C. dated July 23, 1991, as assigned to Metropolitan HealthCare, Inc. by Lease Assignment dated January 13, 1995, for premises located at 960 Johnson Ferry Road, NE, Suite 205, Atlanta, Georgia, 30342;

4. Professional Office Lease Agreement between William A. Futch, M.D. and Metropolitan HealthCare, Inc. dated January 26, 1995, for premises located at 1080 Green Street, SW, Conyers, Georgia, 30207

5. Professional Office Lease Agreement between Blissit and Fowler and Michael D. Jones, M.D. dated March 7, 1992, as assigned to Metropolitan HealthCare, Inc. by Lease Assignment dated

         March 3, 1994, for premises located at 175 Decatur Road, Suite B, McDonough, Georgia, 30253.



Equipment Leases

1. Lease between Copelco Capital and Metropolitan HealthCare, Inc. for medical equipment located at Conyers, McDonough and Windy Hill Practices;

2. Lease between Bankers Leasing and Metropolitan HealthCare for medical equipment located at Woodlawn Urgent Care facility;

3. Agreement as of June 14, 1994, between Metropolitan HealthCare, Inc. and Internal Medicine Associates at Windy Hill, P.C. and Stephen Palte, M.D. for leased office/ medical furniture and equipment for 48 monthly payments in the amount of $878.87 per month, with option to purchase.



Physician Agreements

1. Provider Agreement by and between Metropolitan HealthCare, Inc. and William A. Futch, M.D. dated January 26, 1995;

2. Restrictive Covenant by and between William A. Futch, M.D. and Metropolitan HealthCare, Inc. dated January 26, 1995;

3.       Provider Agreement by and between Metropolitan HealthCare, Inc. and
         M. Thomas Bailey, Jr., M.D. dated January 13, 1995;

4. Restrictive Covenant by and between M. Thomas Bailey, Jr., M.D. and Metropolitan HealthCare, Inc. dated January 13, 1995;

5. Provider Agreement by and between Michael D. Jones, M.D. and Joseph A. Blissit, M.D. dated March 7, 1992, and assigned to Metropolitan HealthCare, Inc. pursuant to Asset Purchase Agreement dated March 3, 1994;

6. Restrictive Covenant by and between Joseph A. Blissit, M.D. and Michael D. Jones, M.D. dated March 7, 1992, and subsequently assigned to Metropolitan HealthCare, Inc. pursuant to Asset Purchase Agreement dated March 3, 1994;

7. Provider Agreement by and between Metropolitan HealthCare, Inc. and Stephen Palte, M.D. dated June 14, 1994;

8. Restrictive Covenant by and between Stephen Palte, M.D. and Metropolitan HealthCare, Inc. dated June 14, 1994.

         IN WITNESS WHEREOF, the undersigned have executed this Assignment this _______ day of ________________, 1995.



                                       METROPOLITAN HEALTHCARE, INC.




                                       ____________________________________
                                       By:_________________________________
                                       Title:______________________________


                                       AMERICAN HEALTHCHOICE, INC.



                                       ____________________________________
                                       By:_________________________________
                                       Title:______________________________





                                       3